UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                  CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               February 9, 2005
________________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            (a) As previously disclosed in Unisys Corporation's Current Report on Form 8-K dated April 6, 2004, Lawrence A. Weinbach, currently the company's Chairman of the Board, entered into an agreement with the company covering the terms and conditions of his employment with the company from April 6, 2004 through January 31, 2006. Pursuant to this agreement, on February 9, 2005, the company granted to Mr. Weinbach an award of 128,123 performance-based, restricted share units. Upon vesting, the units will be payable in shares of Unisys common stock. Except as otherwise provided in his employment agreement, the units will vest on February 1, 2006, provided that Mr. Weinbach has remained employed by Unisys through January 31, 2006 and provided that performance goals regarding his role with respect to the operation of the Board, advising the chief executive officer, assisting with resolving certain of the company's challenging client engagements, furthering the company's acquisition/divestiture strategy, and enhancing business development have been met.

            (b) On February 10, 2005, the company's Board of Directors approved revisions to the company's (i) deferred compensation plan for directors, (ii) deferred compensation plan for executives, (iii) supplemental executive retirement income plan and (iv) elected officer pension plan to put those plans into compliance with the American Jobs Creation Act of 2004. That legislation, which changes the federal income tax treatment of a wide variety of nonqualified deferred compensation plans, applies to amounts deferred on or after January 1, 2005 and generally restricts the times at which deferrals can be elected as well as the circumstances under which deferred amounts can be distributed. Accordingly, on February 10, 2005, the Board of Unisys adopted the following plans, incorporating the required changes, effective January 1, 2005:

            1.  2005 Deferred Compensation Plan for Directors of Unisys
                Corporation
            2.  Unisys Corporation 2005 Deferred Compensation Plan
            3. Unisys Corporation Supplemental Executive Retirement Income Plan, as Amended and Restated Effective January 1, 2005
            4. Unisys Corporation Elected Officer Pension Plan, as Amended and Restated Effective January 1, 2005

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION

Date: February 15, 2005                           By: /s/ Nancy Straus Sundheim
                                                      -------------------------
                                                      Nancy Straus Sundheim
                                                      Senior Vice President,
                                                      General Counsel and
                                                      Secretary